EXHIBIT 10.1

AMENDMENT THREE TO CREDIT AGREEMENT

This Amendment Three to Credit Agreement (“Amendment”) is dated as of December 19, 2003, among MATRIX SERVICE COMPANY, as Borrower, the Lenders and BANK ONE, NA (as successor by merger to Bank One, Oklahoma, NA), with its main office in Chicago, Illinois, as a Lender and as Agent for the Lenders.

RECITALS

A. Reference is made to the Credit Agreement dated as of March 7, 2003, among Borrower, Lenders and Agent, as amended by Amendment One to Credit Agreement dated as of May 22, 2003, and Amendment Two to Credit Agreement dated as of August 27, 2003 (as amended, the “Credit Agreement”) pursuant to which each of the Lenders established their respective Commitments in favor of the Borrower.

B. Borrower has requested the Lenders to extend the maturity of the Temporary Over-Advance; and the Lenders and Agent have agreed thereto, subject to the terms and conditions set forth below.

C. Terms used herein shall have the meanings ascribed to them in the Credit Agreement, unless otherwise defined herein.

AGREEMENT

1. Amendments to Credit Agreement.

1.1 Temporary Over-Advance-Increase. Lenders and Agent agree that the term “Borrowing Base” as used in Sections 2.1.1 and 2.7.2(iv) shall read “Borrowing Base plus $15,000,000” until the earliest of: (a) December 31, 2004; (b) the occurrence of Default; or (c) upon the failure of Borrower to maintain outstanding Revolving Loans and LC Obligations equal to or below the Borrowing Base for at least five (5) consecutive Business Days during each month through December 31, 2004; whereupon, the words “plus $15,000,000” shall be automatically deleted without any action by the Agent. With respect to any amounts outstanding in excess of the Borrowing Base, the Applicable Margin shall equal 250 basis points.

1.2 Section 6.11(v) (Indebtedness-Capital Leases) is hereby amended as follows:

“(v) Capital Leases not to exceed $15,000,000 outstanding at any given time.”

1.3 Section 6.27.1. (Fixed Charge Coverage Ratio) is hereby amended as follows:

“6.27.1. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated EBITDA for the then most recently ended fiscal four quarters, minus cash dividends and cash distributions made or paid during the same period, minus cash taxes paid during the same period and minus Capital Expenditures (excluding $7,500,000 of Capital Expenditures attributable to the Port facility during the ensuing twelve (12) months), to (ii) scheduled current maturities long-term debt according to generally accepted accounting practices for the ensuing four fiscal quarters, plus Consolidated Interest Expense (excluding non-cash interest accrued on the Hake Acquisition deferred purchase price) for the then most recently ended four fiscal quarters, plus current maturities on Capitalized Leases for the then most recently ended four fiscal quarters, to be less than 1.40 to 1.0 through February 28, 2005, and thereafter 1.50 to 1.0.

1.4 6.27.3. (Minimum Net Worth) is hereby deleted and replaced with the following:

“6.27.3. Minimum Net Worth. The Borrower will at all times maintain a Consolidated Net Worth of not less than $60,000,000 plus, beginning effective March 1, 2003, fifty percent (50%) of quarterly positive net income on a cumulative basis.”

2. Representations. Borrower represents to Agent and Lenders that: (i) their exists no Default or Unmatured Default; (ii) the representations and warranties contained in Article V of the Loan Agreement are true and correct as of the date hereof, except to the extent such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; and (iii) it is in compliance with the financial covenants as set forth in Section 6.27.

3. Ratifications. Borrower shall deliver to Agent fully executed originals of the Ratification of Security Agreements and Ratification of Guaranty Agreement, in the forms set forth on Schedules “3-A” and “3-B”, respectively, attached hereto.

4. Fees. As inducement for the Lenders and Agent to execute this Amendment, Borrower shall pay $82,500.00 in good funds, upon the execution hereof, to Agent for the Pro Rata distribution to the Lenders.

5. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

6. Reimbursement. Borrower agrees to reimburse Agent for any costs, expenses, and fees (including reasonable attorney fees) incurred in connection with the preparation of this Amendment.

7. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent, the LC Issuer and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuer and the Agent have executed this Amendment as of the date first above written.

MATRIX SERVICE COMPANY

By:	/s/ Michael J. Hall

Michael J. Hall, Vice President
Notice Address:	10701 East Ute Street Tulsa, OK 74116
Attention:	Michael J. Hall, Vice President
Telephone:	(918) 838-8822
FAX:	(918) 838-8810

BANK ONE, NA (as successor by merger to Bank One, Oklahoma, NA) Individually and as Agent and LC Issuer

By:	/s/ David G. Page

David G. Page, First Vice President
Notice Address:	4th Floor OK2-6110 15 East Fifth Street Tulsa, OK 74103
Attention:	David G. Page, First Vice President
Telephone:	(918) 586-5430
FAX:	(918) 586-5474

LOCAL OKLAHOMA BANK, an Oklahoma Banking Corporation, formerly known as LOCAL OKLAHOMA BANK, NA

By:	/s/ Larry Jemison

Larry Jemison, Senior Vice President
Notice Address:	2250 East 73rd Street Suite 200 Tulsa, OK 74136
Attention:	Larry Jemison, Senior Vice President
Telephone:	(918) 497-2421
FAX:	(918) 497-2497

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen T. Dorosh

Stephen T. Dorosh, Vice President
Notice Address:	123 South Broad Street 14th Floor – PA1202 Philadelphia, PA 19109
Attention:	Stephen T. Dorosh, Vice President
Telephone:	(215) 670-6577
FAX:	(215) 670-6543

UMB BANK, N.A.

By:	/s/ Richard J. Lehrter

Richard J. Lehrter, Community Bank President
Notice Address:	1437 South Boulder Avenue Suite 150 Tulsa, OK 74119
Attention:	Richard J. Lehrter, President
Telephone:	(918) 295-2000
FAX:	(918) 295-2020

WELLS FARGO BANK, NA (formerly known as Wells Fargo Bank Texas, NA)

By:	/s/ Brad S. Thompson

Brad S. Thompson, Vice President
Notice Address:	3rd Floor MACT5303-031 1445 Ross Avenue Dallas, TX 75202
Attention:	Brad S. Thompson, Vice President
Telephone:	(214) 740-1545
FAX:	(214) 969-0368

Schedule “3-A”

(Ratification of Security Agreements)

RATIFICATION OF SECURITY AGREEMENTS

As inducement for and in consideration of the Lenders and Agent to execute the Amendment Three to Credit Agreement of even date herewith with respect to the Credit Agreement dated as of March 7, 2003, among Matrix Service Company, the Lenders, Bank One, Oklahoma, N.A. (now Bank One, NA, as successor by merger) as Agent, Wells Fargo Bank Texas, N.A., as Co-Agent and Banc One Capital Markets, Inc. as Lead Arranger and Sole Book Runner, the undersigned Borrower and Subsidiaries hereby ratify and confirm their respective Pledge and Security Agreements and agree that each remains in full force and effect. This Ratification may be executed in multiple counterparts.

Dated effective this 19th day of December, 2003.

IN WITNESS WHEREOF, the Borrower and Subsidiaries hereby executed this Ratification of Security Agreements as of the date first written above.

MATRIX SERVICE COMPANY, a Delaware corporation

By:	/s/ Michael J. Hall

Michael J. Hall, Vice President

IN WITNESS WHEREOF, each of the Subsidiaries has caused this Agreement to be duly executed, under seal, by its authorized officer as of the day and year first above written.

MATRIX SERVICE INC., an Oklahoma corporation; MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation; MATRIX SERVICE, INC. CANADA, an Ontario, Canada corporation; HAKE ACQUISITION CORP., a Delaware corporation; HAKE GROUP, INC., a Delaware corporation; BOGAN, INC. (including Fiberspec, a division), a Pennsylvania corporation; FRANK W. HAKE, INC., a Pennsylvania corporation; HOVER SYSTEMS, INC., a Pennsylvania corporation; I & S, INC., a Pennsylvania corporation; MCBISH MANAGEMENT, INC., a Pennsylvania corporation; MECHANICAL CONSTRUCTION, INC., a Delaware corporation; MID-ATLANTIC CONSTRUCTORS, INC., a Pennsylvania corporation; TALBOT REALTY, INC., a Pennsylvania corporation; BISH INVESTMENTS, INC., a Delaware corporation; I & S JOINT VENTURE, L.L.C., a Pennsylvania limited liability company

By:	/s/ Michael J. Hall

Michael J. Hall, Vice President

Schedule “3-B”

(Ratification of Guaranty Agreement)

RATIFICATION OF SUBSIDIARY GUARANTY

As inducement for and in consideration of the Lenders and Agent to execute the Amendment Three to Credit Agreement of even date herewith with respect to the Credit Agreement dated as of March 7, 2003, among Matrix Service Company, the Lenders, Bank One, Oklahoma, N.A. (now Bank One, NA, as successor by merger) as Agent, Wells Fargo Bank Texas, N.A., as Co-Agent and Banc One Capital Markets, Inc. as Lead Arranger and Sole Book Runner, the undersigned Guarantors hereby ratify and confirm the Guaranty Agreement and agree that it remains in full force and effect.

Dated effective this 19th day of December, 2003.

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused Ratification of Subsidiary Guaranty to be duly executed, under seal, by its authorized officer as of the day and year first above written.

MATRIX SERVICE INC., an Oklahoma corporation; MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation; MATRIX SERVICE, INC. CANADA, an Ontario, Canada corporation; HAKE ACQUISITION CORP., a Delaware corporation; HAKE GROUP, INC., a Delaware corporation; BOGAN, INC. (including Fiberspec, a division), a Pennsylvania corporation; FRANK W. HAKE, INC., a Pennsylvania corporation; HOVER SYSTEMS, INC., a Pennsylvania corporation; I & S, INC., a Pennsylvania corporation; MCBISH MANAGEMENT, INC., a Pennsylvania corporation; MECHANICAL CONSTRUCTION, INC., a Delaware corporation; MID-ATLANTIC CONSTRUCTORS, INC., a Pennsylvania corporation; TALBOT REALTY, INC., a Pennsylvania corporation; BISH INVESTMENTS, INC., a Delaware corporation; I & S JOINT VENTURE, L.L.C., a Pennsylvania limited liability company

By:	/s/ Michael J. Hall

Michael J. Hall, Vice President